SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS LifeCompass 2040 Fund

On January 26, 2010, Deutsche Investment Management Americas Inc. (the ”Advisor”) announced its intention to transition members of its Quantitative Strategies Group (the “QS Group”), including members of the fund’s portfolio management team, out of the Advisor into a separate investment advisory firm named QS Investors, LLC (“QS Investors”) that will be unaffiliated with the Advisor (the “Separation”). The Separation is expected to be completed during the third quarter of 2010. In order for the fund to continue to access the investment expertise offered by the members of the QS Group following the Separation, the Advisor recommended that the fund’s Board approve a sub–advisory agreement between the Advisor and QS Investors (the “Sub–Advisory Agreement”). On May 4, 2010, following a review of QS Investors’ capabilities, the terms of the Separation and Sub–Advisory Agreement, the fund’s Board approved the Sub–Advisory Agreement, subject to shareholder approval.

The proposed Sub–Advisory Agreement with QS Investors will be submitted for approval by shareholders at a Special Meeting of Shareholders, which is expected to be held in the third quarter of 2010. Prior to the Shareholder Meeting, shareholders of the fund as of the record date will receive (i) a Proxy Statement describing in detail the proposed Sub–Advisory Agreement and the considerations of the fund’s Board in recommending that shareholders approve the proposed Sub–Advisory Agreement, and (ii) a proxy card with instructions on how to submit a vote.

If the proposed Sub–Advisory Agreement is approved by shareholders, it is expected to become effective no earlier than the completion of the Separation. The Board has taken additional actions to ensure uninterrupted portfolio management services by the QS Group to the fund following the Separation and prior to shareholder approval of the proposed Sub–Advisory Agreement. Specifically, the Board has approved an interim sub–advisory agreement between the Advisor and QS Investors (the “Interim Sub–Advisory Agreement”) to be effective upon the completion of the Separation, if shareholders have not approved the proposed Sub–Advisory Agreement prior to that date. The Interim Sub–Advisory Agreement does not require shareholder approval and would have a maximum term of 150 days. The Interim Sub–Advisory Agreement would automatically terminate upon the earlier of shareholder approval and implementation of the proposed Sub–Advisory Agreement or the maximum term of 150 days. Any sub–advisory fees payable under the Interim Sub–Advisory Agreement will be paid by DIMA and will be held in an escrow account until the proposed Sub–Advisory Agreement is approved by shareholders.

The last sentence of the first paragraph of the summary prospectus is deleted and replaced with the following:

The prospectus and Statement of Additional Information, both dated December 1, 2009, as supplemented, are incorporated by reference into this Summary Prospectus.

Effective upon the Separation, the following information supplements the existing disclosure in the section entitled ”MANAGEMENT” of the fund’s summary prospectus:

Subadvisor

QS Investors, LLC

Please Retain This Supplement for Future Reference

June 8, 2010
DLC40F-36SUM